Trade receivables	6 Months Ended
Jun. 30, 2025
Trade and other receivables [abstract]
Trade receivables

Note 11	Trade receivables
Trade receivables are initially recognized at fair value. The carrying amount of trade receivables is reduced through an allowance for doubtful accounts. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the statement of profit or loss.

Trade receivables include the following:

in € thousand	June 30, 2025	December 31, 2024
Trade receivables	22,297	35,182
Less: loss allowance of receivables	(52)	(52)
Contract assets	1,877	75
TRADE RECEIVABLES, NET	24,122	35,205
In 2025 and 2024, no material impairment losses were recognized.
As at June 30, 2025 the amount of trade receivables past due (which is defined as being more than 30 days late) reached €0.9 million (December 31, 2024: €2.0 million).
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.

As at June 30, 2025 trade receivables included €24.1 million (December 31, 2024: €35.2 million) of receivables from contracts with customers.
Trade receivables decreased by €12.9 million compared to December 31, 2024 primarily due to the timing of sales near period-end and improved cash collections.
As at June 30, 2025 contract assets of €1.9 million (December 31, 2024: €0.1 million) refer to the master collaboration and license agreement with Serum Institute of India (SII) regarding IXCHIQ.